UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-06325

Dreyfus Midcap Index Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	10/31/16

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus Midcap Index Fund, Inc.

ANNUAL REPORT October 31, 2016

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E    F U N D

F O R    M O R E    I N F O R M AT I O N

Back Cover

Dreyfus Midcap Index Fund, Inc.	The Fund

A LETTER FROM THE CHIEF EXECUTIVE OFFICER

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Midcap Index Fund, Inc., covering the 12-month period from November 1, 2015 through October 31, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks and bonds generally advanced over the reporting period in the midst of heightened market volatility stemming from various global economic developments. Toward the end of 2015, investor sentiment deteriorated amid sluggish global economic growth, falling commodity prices, and the first increase in short-term U.S. interest rates in nearly a decade. These worries sparked sharp stock market declines in January 2016, but equities began to rally in February when U.S. monetary policymakers refrained from additional rate hikes, other central banks eased their monetary policies further, and commodity prices began to rebound. Stocks generally continued to climb through the summer, driving several broad measures of U.S. stock market performance to record highs in July and August before moderating as a result of uncertainty regarding U.S. elections and potential rate hikes. In the bond market, yields of high-quality sovereign bonds generally moved lower and their prices increased in response to robust investor demand for current income in a low interest rate environment.

The outcome of the U.S. presidential election and ongoing global economic headwinds suggest that uncertainty will persist in the financial markets over the foreseeable future. Some asset classes and industry groups may benefit from a changing economic and political landscape, while others probably will face challenges. Consequently, selectivity could become a more important determinant of investment success. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
November 15, 2016

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2015, through October 31, 2016, as provided by Thomas J. Durante, CFA, Karen Q. Wong, CFA, and Richard A. Brown, CFA, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended October 31, 2016, Dreyfus Midcap Index Fund’s Investor shares produced a total return of 5.79%.1 Between its inception on August 31, 2016 and October 31, 2016, the fund’s Class I shares produced a total return of -3.33%. In comparison, the Standard & Poor’s MidCap 400® Index (“S&P 400 Index”), the fund’s benchmark, produced a total return of 6.26% for the same period.2,3

Midcap U.S. stocks achieved solidly positive returns, on average, as a rally over the spring and summer sent the S&P 400 Index broadly higher before gains moderated in advance of U.S. elections. The difference in returns between the fund and the S&P 400 Index was primarily the result of transaction costs and operating expenses that are not reflected in the S&P 400 Index’s results.

As of August 31, 2016, existing fund shares were renamed Investor shares and Class I shares were added as a new share class of the fund.

The Fund’s Investment Approach

The fund seeks to match the total return of the S&P 400 Index by generally investing in all 400 stocks in the S&P 400 Index, in proportion to their respective weightings. The fund may also use stock index futures as a substitute for the sale or purchase of stocks. The S&P 400 Index is composed of 400 stocks of midsize domestic companies across 11 economic sectors. Each stock is weighted by its market capitalization; that is, larger companies have greater representation in the S&P 400 Index than smaller ones.

The fund employed futures contracts during the reporting period in its efforts to replicate the returns of the S&P 400 Index.

Stocks Advanced Despite Macroeconomic Headwinds

Midcap stocks proved volatile over the final months of 2015 when global investors grew more averse to risks in light of sluggish growth in Europe, Japan, and other international markets, and U.S. investors responded cautiously to the first increase in short-term U.S. interest rates in nearly a decade. In January 2016, disappointing economic data in China sparked severe declines in commodity prices, and investors worried that additional U.S. rate hikes might weigh on the domestic economic recovery. Consequently, stock prices fell sharply during the month.

The market began to reverse direction in mid-February when investors responded positively to relatively strong U.S. economic data and better-than-expected corporate earnings. The market rally continued through the spring when commodity prices began to rebound, U.S. monetary policymakers refrained from additional rate hikes, and overseas central banks further eased their monetary policies. Although a referendum in the United Kingdom to leave the European Union introduced renewed market turmoil in late June, equities bounced back quickly, enabling the several broad measures of stock market performance to reach record highs in July and August. However, midcap stocks gave up a portion of their gains in September and October amid uncertainty regarding the outcome of the U.S. election.

DISCUSSION OF FUND PERFORMANCE (continued)

Industrial and Real Estate Stocks Led Market’s Advance

The S&P 400 Index’s advance was led over the reporting period by the industrials sector, which achieved its highest growth rate in two years during the third quarter of 2016. Increased demand for business equipment helped propel industrial stocks higher, as did robust demand for machinery used in automating manufacturing processes. Rising demand for consultants, waste management services, and other commercial services also supported higher stock prices.

In the real estate sector, real estate investment trusts (REITs) gained value due to their competitive dividend yields, which attracted income-oriented investors in a persistently low interest-rate environment. In addition, warehouse operators encountered rising demand from retailers with a robust online presence, and developers of college dormitories fared well in the midst of a boom in education housing construction. The materials sector rebounded from depressed levels when commodity prices recovered. Higher commodity prices especially supported stock gains for midcap steelmakers. The materials sector further benefited from intensifying mergers-and-acquisitions activity, particularly among chemical and paint producers.

As is to be expected in a volatile market environment, some industry groups fared relatively poorly over the reporting period. Although oil prices have rebounded along with other commodities, they have not reached previous levels, and demand in the energy sector for the services of midcap drillers, exploration-and-production companies, and equipment providers remained muted. Meanwhile, oil refiners struggled with an unexpected glut of gasoline, and coal producers continued to contend with regulatory burdens. In the consumer discretionary sector, specialty retailers and leisure companies reported disappointing sales volumes, and housing-related companies were hurt by slowing residential construction trends.

Replicating the Performance of the S&P 400 Index

Although we do not actively manage the fund’s investments in response to macroeconomic trends, it is worth noting that the U.S. economic recovery appears to remain on track, commodity prices have stabilized, and aggressively accommodative monetary policies remain at work in international markets. However, the recent U.S. elections have injected a degree of uncertainty into the future of U.S. fiscal and monetary policies. As always, we have continued to monitor the factors considered by the fund’s investment model in light of current market conditions.

November 15, 2016

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of midcap companies often experience sharper price fluctuations than stocks of large-cap companies.

¹ Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

² Source: Lipper Inc. – Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Standard & Poor’s MidCap 400® Index is a widely accepted, unmanaged total return index measuring the performance of the midsized company segment of the U.S. market. Investors cannot invest directly in any index.

3 “Standard & Poor’s®,” “S&P®,” and “S&P MidCap 400®” are registered trademarks of Standard & Poor’s Financial Services LLC, and have been licensed for use on behalf of the fund. The fund is not sponsored, endorsed, managed, advised, sold, or promoted by Standard & Poor’s and its affiliates and Standard & Poor’s and its affiliates make no representation regarding the advisability of investing in the fund.

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Midcap Index Fund, Inc. Investor shares and Class I shares and the Standard & Poor’s MidCap 400® Index

Average Annual Total Returns as of 10/31/16
	Inception Date	1 Year	5 Years	10 Years
Investor Shares	6/16/1991	5.79%	12.41%	7.92%
Class I	8/31/2016	5.82%††	12.41%††	7.92%††
Standard & Poor’s MidCap 400® Index		6.26%	12.92%	8.38%

† Source: Lipper Inc.

†† The total return figures presented for Class I shares of the fund reflect the performance of the fund’s Investor shares for the period prior to 8/31/16 (the inception date for Class I shares).

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in each of the Investor and Class I shares of Dreyfus Midcap Index Fund, Inc. on 10/31/06 to a $10,000 investment made in the Standard & Poor’s MidCap 400® Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. stock market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Midcap Index Fund, Inc. from May 1, 2016 to October 31, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2016†

	Investor Shares	Class I
Expenses paid per $1,000††	$2.56	$.41
Ending value (after expenses)	$1,039.00	$966.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2016†††

	Investor Shares	Class I
Expenses paid per $1,000††††	$2.54	$1.27
Ending value (after expenses)	$1,022.62	$1,023.88

† From August 31, 2016 (commencement of initial offering) to October 31, 2016 for Class I shares. The existing fund shares were redesignated as Investor shares.

†† Expenses are equal to the fund’s annualized expense ratio of .50% for Investor shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the actual days in the period). Expenses are equal to the fund’s annualized expense ratio of .25% for Class I, multiplied by the average account value over the period, multiplied by 61/366 (to reflect the actual days in the period).

††† Please note that while Class I shares commenced offering on August 31, 2016, the hypothetical expenses paid during the period reflect projected activity for the full six month period for purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period May 1, 2016 to October 31, 2016.

†††† Expenses are equal to the fund’s annualized expense ratio of .50% for Investor shares and .25% for Class I, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

October 31, 2016

Common Stocks - 98.9%	Shares		Value ($)
Automobiles & Components - .7%
Dana Holding	313,887		4,858,971
Gentex	614,990	[a]	10,399,481
Thor Industries	101,619	[a]	8,059,403
			23,317,855
Banks - 6.6%
Associated Banc-Corp	318,106		6,457,552
BancorpSouth	179,486		4,217,921
Bank of Hawaii	91,773	[a]	6,896,741
Bank of the Ozarks	193,788	[a]	7,162,404
Cathay General Bancorp	155,682		4,662,676
Chemical Financial Corp	149,849		6,436,015
Commerce Bancshares	177,301		8,833,136
Cullen/Frost Bankers	116,328	[a]	8,839,765
East West Bancorp	310,456		12,266,117
F.N.B.	441,319	[a]	5,768,039
First Horizon National	501,581		7,729,363
Fulton Financial	371,484		5,535,112
Hancock Holding	165,942		5,567,354
International Bancshares	123,149		3,799,147
MB Financial	151,944		5,529,242
New York Community Bancorp	1,039,100		14,921,476
PacWest Bancorp	256,206		11,116,778
PrivateBancorp	170,059		7,693,469
Prosperity Bancshares	147,556		8,184,931
Signature Bank	114,561	[b]	13,811,474
SVB Financial Group	110,672	[b]	13,531,865
Synovus Financial	263,157		8,702,602
TCF Financial	365,243		5,222,975
Trustmark	141,804	[a]	3,925,135
Umpqua Holdings	468,098		7,152,537
Valley National Bancorp	535,580	[a]	5,280,819
Washington Federal	192,585		5,247,941
Webster Financial	195,049		7,879,980
			212,372,566
Capital Goods - 10.7%
A.O. Smith	317,230		14,329,279
AECOM	327,684	[b]	9,125,999

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 98.9% (continued)	Shares		Value ($)
Capital Goods - 10.7% (continued)
AGCO	145,981	[a]	7,456,709
B/E Aerospace	217,469		12,943,755
Carlisle	138,110		14,480,833
CLARCOR	103,943		6,466,294
Crane	107,163		7,288,156
Curtiss-Wright	94,669		8,484,236
Donaldson	282,245	[a]	10,307,587
Dycom Industries	67,272	[a,b]	5,175,235
EMCOR Group	129,108		7,805,870
EnerSys	92,679		6,036,183
Esterline Technologies	62,651	[b]	4,601,716
GATX	88,558	[a]	3,876,184
Graco	118,882		8,904,262
Granite Construction	86,008		4,228,153
Hubbell	110,146		11,512,460
Huntington Ingalls Industries	100,111		16,153,911
IDEX	163,353		14,120,233
ITT	194,774		6,859,940
Joy Global	207,583		5,777,035
KBR	304,531		4,510,104
Kennametal	167,308		4,736,489
KLX	110,697	[a,b]	3,810,191
Lennox International	83,571	[a]	12,192,173
Lincoln Electric Holdings	134,251		8,837,743
MSC Industrial Direct, Cl. A	94,660	[a]	6,891,248
Nordson	113,837		11,398,499
NOW	231,201	[b]	4,984,694
Orbital ATK	126,143		9,379,993
Oshkosh	158,392		8,473,972
Regal Beloit	96,859		5,724,367
Teledyne Technologies	74,489	[b]	8,020,976
Terex	234,407		5,597,639
Timken	148,920		4,921,806
Toro	235,200	[a]	11,261,376
Trinity Industries	326,354		6,967,658
Triumph Group	105,812		2,507,744
Valmont Industries	48,603		6,218,754
Wabtec	193,904	[a]	14,990,718
Watsco, Cl. A	54,741		7,515,392

Common Stocks - 98.9% (continued)	Shares		Value ($)
Capital Goods - 10.7% (continued)
Woodward	118,814		7,007,650
			341,883,216
Commercial & Professional Services - 1.8%
CEB	68,590		3,336,903
Clean Harbors	112,083	[b]	5,303,768
Copart	208,495	[a,b]	10,939,733
Deluxe	104,774		6,412,169
FTI Consulting	90,153	[b]	3,512,361
Herman Miller	128,201		3,563,988
HNI	93,516		3,802,361
Manpowergroup	146,874		11,279,923
MSA Safety	66,734		3,890,592
Rollins	203,421	[a]	6,269,435
			58,311,233
Consumer Durables & Apparel - 3.1%
Brunswick	195,450		8,502,075
CalAtlantic Group	160,977	[a]	5,202,777
Carter's	108,382		9,357,702
Deckers Outdoor	69,919	[a,b]	3,649,073
Fossil Group	87,035	[a,b]	2,373,444
Helen of Troy	58,862	[b]	4,797,253
Kate Spade & Company	272,575	[b]	4,565,631
KB Home	184,850	[a]	2,687,719
NVR	7,820	[b]	11,909,860
Polaris Industries	128,412	[a]	9,837,643
Skechers USA, Cl. A	284,321	[a,b]	5,979,271
Tempur Sealy International	109,756	[a,b]	5,934,507
Toll Brothers	322,978	[b]	8,862,516
TRI Pointe Group	308,586	[b]	3,341,986
Tupperware Brands	107,470	[a]	6,396,614
Vista Outdoor	130,174	[b]	5,033,829
			98,431,900
Consumer Services - 3.2%
Brinker International	118,181	[a]	5,819,232
Buffalo Wild Wings	39,210	[a,b]	5,710,936
Cheesecake Factory	95,261		5,066,933
Churchill Downs	26,469		3,599,784
Cracker Barrel Old Country Store	50,868	[a]	7,019,784
DeVry Education Group	122,709	[a]	2,785,494

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 98.9% (continued)	Shares		Value ($)
Consumer Services - 3.2% (continued)
Domino's Pizza	103,392		17,498,062
Dunkin' Brands Group	197,618	[a]	9,556,806
Graham Holdings, Cl. B	9,859		4,683,025
International Speedway, Cl. A	56,280		1,851,612
Jack in the Box	69,188		6,484,991
Panera Bread, Cl. A	47,663	[a,b]	9,092,194
Service Corporation International	413,853		10,594,637
Sotheby's	102,899	[a]	3,692,016
Texas Roadhouse	136,805	[a]	5,543,339
Wendy's	437,073	[a]	4,737,871
			103,736,716
Diversified Financials - 3.6%
CBOE Holdings	173,882		10,991,081
Eaton Vance	242,330	[a]	8,496,090
FactSet Research Systems	87,180	[a]	13,488,490
Federated Investors, Cl. B	202,836		5,476,572
Janus Capital Group	310,324		3,978,354
MarketAxess Holdings	80,891		12,195,127
MSCI	200,505		16,078,496
Raymond James Financial	271,098		16,298,412
SEI Investments	289,946		12,853,306
SLM	907,937	[b]	6,400,956
Stifel Financial	141,068	[b]	5,521,402
Waddell & Reed Financial, Cl. A	176,327	[a]	2,771,860
WisdomTree Investments	240,778	[a]	2,065,875
			116,616,021
Energy - 3.5%
CONSOL Energy	383,461	[a]	6,499,664
Denbury Resources	840,595	[a,b]	2,009,022
Diamond Offshore Drilling	128,495	[a]	2,118,883
Dril-Quip	81,195	[a,b]	3,856,762
Energen	209,183		10,486,344
Ensco, Cl. A	651,141		5,091,923
Gulfport Energy	270,337	[b]	6,517,825
HollyFrontier	375,205		9,361,365
Nabors Industries	605,491		7,205,343
Noble	519,753	[a]	2,567,580
Oceaneering International	208,654		4,965,965
Oil States International	110,505	[b]	3,232,271

Common Stocks - 98.9% (continued)	Shares		Value ($)
Energy - 3.5% (continued)
Patterson-UTI Energy	318,404	[a]	7,157,722
QEP Resources	510,360		8,201,485
Rowan Cos., Cl. A	267,134		3,544,868
SM Energy	184,468	[a]	6,203,659
Superior Energy Services	327,463		4,636,876
Western Refining	169,701		4,895,874
World Fuel Services	150,489		6,057,182
WPX Energy	722,177	[b]	7,842,842
			112,453,455
Food & Staples Retailing - .6%
Casey's General Stores	84,115		9,504,154
Sprouts Farmers Markets	303,530	[a,b]	6,723,189
United Natural Foods	108,420	[a,b]	4,525,451
			20,752,794
Food, Beverage & Tobacco - 3.0%
Boston Beer, Cl. A	19,420	[a,b]	3,014,955
Dean Foods	197,669	[a]	3,609,436
Flowers Foods	386,021	[a]	5,991,046
Hain Celestial Group	220,970	[b]	8,036,679
Ingredion	154,740		20,297,246
Lancaster Colony	41,773		5,457,642
Post Holdings	137,412	[b]	10,474,917
Snyder's-Lance	181,557		6,457,982
Tootsie Roll Industries	37,654	[a]	1,334,834
TreeHouse Foods	121,500	[a,b]	10,628,820
WhiteWave Foods	380,410	[b]	20,728,541
			96,032,098
Health Care Equipment & Services - 5.8%
ABIOMED	85,408	[b]	8,966,986
Align Technology	160,295	[b]	13,772,546
Allscripts Healthcare Solutions	403,662	[b]	4,847,981
AmSurg	115,587	[a,b]	6,906,323
Halyard Health	99,018	[b]	3,203,232
Hill-Rom Holdings	126,751		7,023,273
IDEXX Laboratories	192,498	[b]	20,624,236
LifePoint Health	92,606	[b]	5,542,469
LivaNova	92,577	[b]	5,247,264
MEDNAX	198,511	[b]	12,158,799
Molina Healthcare	89,569	[a,b]	4,873,449

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 98.9% (continued)	Shares		Value ($)
Health Care Equipment & Services - 5.8% (continued)
NuVasive	107,209	[a,b]	6,403,594
Owens & Minor	136,020	[a]	4,413,849
ResMed	301,836	[a]	18,040,738
STERIS	183,784	[a]	12,280,447
Teleflex	94,030		13,458,514
Tenet Healthcare	172,242	[b]	3,394,890
VCA	174,037	[b]	10,696,314
WellCare Health Plans	94,564	[b]	10,733,960
West Pharmaceutical Services	157,356		11,963,777
			184,552,641
Household & Personal Products - .7%
Avon Products	948,606		6,213,369
Edgewell Personal Care	126,157	[b]	9,512,238
Energizer Holdings	132,454		6,160,436
			21,886,043
Insurance - 5.0%
Alleghany	33,193	[b]	17,134,559
American Financial Group	155,734		11,602,183
Aspen Insurance Holdings	129,857		6,265,600
Brown & Brown	248,507		9,159,968
CNO Financial Group	374,964		5,654,457
Endurance Specialty Holdings	136,722		12,571,588
Everest Re Group	89,651		18,245,772
First American Financial	236,216		9,226,597
Genworth Financial, Cl. A	1,057,020	[b]	4,376,063
Hanover Insurance Group	92,706		7,063,270
Kemper	100,906		3,789,020
Mercury General	78,396		4,270,230
Old Republic International	525,425		8,858,665
Primerica	99,807	[a]	5,459,443
Reinsurance Group of America	137,890		14,872,815
RenaissanceRe Holdings	88,359		10,982,140
W.R. Berkley	209,474		11,960,965
			161,493,335
Materials - 7.1%
Allegheny Technologies	228,700	[a]	3,119,468
AptarGroup	134,944		9,640,399
Ashland Global Holdings	133,502		14,916,178
Bemis	201,544		9,819,224

Common Stocks - 98.9% (continued)	Shares		Value ($)
Materials - 7.1% (continued)
Cabot	132,743		6,921,220
Carpenter Technology	99,011	[a]	3,129,738
Commercial Metals	248,586		3,905,286
Compass Minerals International	73,115	[a]	5,253,313
Domtar	132,251		4,754,423
Eagle Materials	102,926		8,333,918
Greif, Cl. A	56,696		2,656,775
Louisiana-Pacific	304,359	[b]	5,584,988
Minerals Technologies	74,887		5,032,406
NewMarket	19,847	[a]	7,956,861
Olin	353,232	[a]	7,746,378
Packaging Corporation of America	202,534		16,709,055
PolyOne	178,163		5,207,704
Reliance Steel & Aluminum	154,479		10,625,066
Royal Gold	140,709		9,683,593
RPM International	285,852		13,589,404
Scotts Miracle-Gro, Cl. A	96,979		8,542,880
Sensient Technologies	95,729		7,132,768
Silgan Holdings	85,475	[a]	4,354,951
Sonoco Products	214,492		10,786,803
Steel Dynamics	519,987		14,278,843
United States Steel	358,744	[a]	6,938,109
Valspar	156,813		15,618,575
Worthington Industries	96,920		4,555,240
			226,793,566
Media - 1.4%
AMC Networks, Cl. A	128,325	[b]	6,278,942
Cable One	9,941		5,733,372
Cinemark Holdings	228,094		9,078,141
John Wiley & Sons, Cl. A	96,010		4,954,116
Live Nation Entertainment	283,948	[b]	7,856,841
Meredith	78,289		3,550,406
New York Times, Cl. A	264,127	[a]	2,878,984
Time	219,665		2,855,645
			43,186,447
Pharmaceuticals, Biotechnology & Life Sciences - 1.8%
Akorn	187,235	[b]	4,484,278
Bio-Rad Laboratories, Cl. A	44,728	[b]	7,070,602
Bio-Techne	79,063		8,221,761

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 98.9% (continued)	Shares		Value ($)
Pharmaceuticals, Biotechnology & Life Sciences - 1.8% (continued)
Catalent	260,740	[b]	5,947,479
Charles River Laboratories International	100,918	[b]	7,657,658
PAREXEL International	114,066	[b]	6,645,485
Prestige Brands Holdings	113,097	[a,b]	5,121,032
United Therapeutics	93,116	[a,b]	11,180,438
			56,328,733
Real Estate - 11.7%
Alexander & Baldwin	99,239		4,147,198
Alexandria Real Estate Equities	165,617	[c]	17,855,169
American Campus Communities	278,430	[c]	14,508,987
Camden Property Trust	185,626	[a,c]	15,117,381
Care Capital Properties	179,066	[c]	4,757,784
Communications Sales & Leasing	291,916	[c]	8,299,172
Corporate Office Properties Trust	204,688	[c]	5,463,123
Corrections Corporation of America	253,329	[c]	3,660,604
Cousins Properties	730,024	[a,c]	5,672,286
DCT Industrial Trust	192,252	[c]	8,987,781
Douglas Emmett	306,025	[c]	11,169,912
Duke Realty	749,311	[c]	19,594,483
Education Realty Trust	153,054	[c]	6,518,570
EPR Properties	135,915	[c]	9,883,739
Equity One	193,961	[c]	5,527,889
First Industrial Realty Trust	248,056	[c]	6,551,159
Healthcare Realty Trust	247,241	[c]	7,884,515
Highwoods Properties	209,812	[c]	10,412,970
Hospitality Properties Trust	350,199	[c]	9,581,445
Jones Lang LaSalle	97,234		9,417,113
Kilroy Realty	198,401	[c]	14,251,144
Lamar Advertising, Cl. A	176,095	[c]	11,173,228
LaSalle Hotel Properties	241,385	[c]	5,732,894
Liberty Property Trust	313,106	[c]	12,658,876
Life Storage	99,846		8,052,580
Mack-Cali Realty	194,095	[a,c]	4,984,360
Medical Properties Trust	673,529	[c]	9,388,994
Mid-America Apartment Communities	162,365	[a,c]	15,059,354
National Retail Properties	313,812	[a,c]	14,316,103
Omega Healthcare Investors	406,816	[a,c]	12,948,953
Post Properties	114,521	[c]	7,534,337
Potlatch	87,699	[c]	3,367,642

Common Stocks - 98.9% (continued)	Shares		Value ($)
Real Estate - 11.7% (continued)
Rayonier	262,461	[c]	7,039,204
Regency Centers	223,026	[c]	16,073,484
Senior Housing Properties Trust	511,518	[c]	10,879,988
Tanger Factory Outlet Centers	205,033	[c]	7,135,148
Taubman Centers	130,062	[c]	9,424,293
Urban Edge Properties	198,282	[c]	5,117,658
Washington Prime Group	399,190		4,187,503
Weingarten Realty Investors	248,763	[c]	9,007,708
			373,344,731
Retailing - 3.0%
Aaron's	136,925		3,383,417
American Eagle Outfitters	364,366	[a]	6,208,797
Ascena Retail Group	361,079	[a,b]	1,765,676
Big Lots	94,400	[a]	4,096,960
Cabela's	109,053	[a,b]	6,718,755
Chico's FAS	283,456		3,307,931
CST Brands	162,346		7,795,855
Dick's Sporting Goods	188,419		10,485,517
GameStop, Cl. A	220,677	[a]	5,307,282
Guess?	133,644	[a]	1,804,194
HSN	66,838		2,519,793
J.C. Penney	653,970	[a,b]	5,617,602
Murphy USA	80,094	[b]	5,508,865
Office Depot	1,148,395		3,617,444
Pool	90,753		8,401,913
Restoration Hardware Holdings	78,316	[a,b]	2,268,814
Sally Beauty Holdings	313,226	[b]	8,125,082
Williams-Sonoma	175,901	[a]	8,130,144
			95,064,041
Semiconductors & Semiconductor Equipment - 2.6%
Advanced Micro Devices	1,544,577	[b]	11,167,292
Cirrus Logic	133,656	[b]	7,214,751
Cree	214,396	[a,b]	4,781,031
Cypress Semiconductor	685,049	[a]	6,829,939
Integrated Device Technology	289,112	[b]	5,987,510
Intersil, Cl. A	286,341		6,322,409
Microsemi	244,119	[b]	10,284,733
Monolithic Power Systems	79,405		6,257,908
Silicon Laboratories	88,225	[b]	5,289,089

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 98.9% (continued)	Shares		Value ($)
Semiconductors & Semiconductor Equipment - 2.6% (continued)
Synaptics	74,620	[a,b]	3,889,194
Teradyne	431,584		10,051,591
Versum Materials	224,249		5,090,452
			83,165,899
Software & Services - 9.2%
ACI Worldwide	247,347	[b]	4,481,928
Acxiom	163,102	[b]	3,842,683
ANSYS	186,655	[b]	17,050,934
Broadridge Financial Solutions	254,233		16,438,706
Cadence Design Systems	626,261	[b]	16,019,756
CDK Global	321,722		17,569,238
CommVault Systems	88,252	[b]	4,721,482
Computer Sciences	299,776		16,322,803
comScore	96,019	[b]	2,764,387
Convergys	208,940		6,101,048
CoreLogic	191,846	[b]	8,164,966
DST Systems	69,461		6,679,370
Fair Isaac	66,742		8,054,425
Fortinet	314,475	[b]	10,082,068
Gartner	177,402	[b]	15,263,668
j2 Global	102,169	[a]	7,269,324
Jack Henry & Associates	168,036		13,614,277
Leidos Holdings	304,536		12,659,562
Manhattan Associates	154,301	[b]	7,813,803
MAXIMUS	138,016		7,185,113
Mentor Graphics	229,336		6,627,810
NeuStar, Cl. A	116,357	[a,b]	2,612,215
PTC	247,146	[b]	11,724,606
Rackspace Hosting	231,130	[b]	7,382,292
Science Applications International	94,965		6,544,038
Synopsys	323,778	[b]	19,203,273
Tyler Technologies	70,583	[a,b]	11,321,513
Ultimate Software Group	61,659	[b]	13,009,432
WebMD Health	83,081	[a,b]	4,081,770
WEX	82,384	[b]	8,988,094
			293,594,584
Technology Hardware & Equipment - 6.2%
3D Systems	223,684	[a,b]	3,102,497
ARRIS International	403,315	[b]	11,204,091

Common Stocks - 98.9% (continued)	Shares		Value ($)
Technology Hardware & Equipment - 6.2% (continued)
Arrow Electronics	197,298	[b]	12,058,854
Avnet	272,592		11,435,234
Belden	91,077		5,902,700
Brocade Communications Systems	864,286		9,161,432
Ciena	293,128	[b]	5,680,821
Cognex	182,024		9,392,438
Diebold	155,170		3,382,706
Ingram Micro, Cl. A	316,936		11,790,019
InterDigital	74,027		5,230,008
IPG Photonics	79,161	[a,b]	7,679,409
Jabil Circuit	412,760	[a]	8,808,298
Keysight Technologies	362,278	[b]	11,882,718
Knowles	184,649	[a,b]	2,758,656
Lexmark International, Cl. A	134,488		5,337,829
National Instruments	224,258		6,299,407
NCR	265,157	[b]	9,293,753
NetScout Systems	199,022	[b]	5,463,154
Plantronics	71,322		3,688,061
SYNNEX	61,994		6,356,865
Tech Data	75,439	[b]	5,810,312
Trimble Navigation	535,840	[b]	14,810,618
VeriFone Systems	235,144	[b]	3,640,029
ViaSat	96,457	[a,b]	6,815,652
Vishay Intertechnology	284,322		4,008,940
Zebra Technologies, Cl. A	111,934	[b]	7,369,735
			198,364,236
Telecommunication Services - .2%
Telephone & Data Systems	199,238		5,148,310
Transportation - 1.7%
Avis Budget Group	202,327	[b]	6,547,302
Genesee & Wyoming, Cl. A	123,430	[b]	8,385,834
JetBlue Airways	688,184	[b]	12,029,456
Kirby	114,769	[a,b]	6,765,633
Landstar System	90,638		6,448,894
Old Dominion Freight Line	148,530	[a,b]	11,092,220
Werner Enterprises	96,855		2,329,363
			53,598,702
Utilities - 5.7%
Aqua America	378,496		11,619,827

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 98.9% (continued)	Shares		Value ($)
Utilities - 5.7% (continued)
Atmos Energy	221,807		16,500,223
Black Hills	111,419	[a]	6,891,265
Great Plains Energy	443,522		12,613,766
Hawaiian Electric Industries	232,786		6,867,187
IDACORP	108,730		8,523,345
MDU Resources Group	420,903		11,031,868
National Fuel Gas	183,020	[a]	9,586,588
New Jersey Resources	185,854	[a]	6,309,743
NorthWestern	103,343	[a]	5,947,390
OGE Energy	429,722		13,338,571
ONE Gas	111,262		6,818,135
PNM Resources	172,259		5,658,708
Southwest Gas	100,970		7,316,286
Talen Energy	177,936	[a,b]	2,478,648
UGI	370,842		17,166,276
Vectren	178,518		8,981,241
Westar Energy	304,672		17,463,799
WGL Holdings	108,661		6,853,249
			181,966,115
Total Common Stocks (cost $2,302,699,056)			3,162,395,237
Short-Term Investments - .0%	Principal Amount ($)		Value ($)
U.S. Treasury Bills
0.32%, 12/15/16 (cost $1,679,345)	1,680,000		1,679,644
Other Investment - 1.0%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $31,678,167)	31,678,167	[d]	31,678,167

Investment of Cash Collateral for Securities Loaned - 5.5%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares (cost $174,867,178)	174,867,178	[d]	174,867,178
Total Investments (cost $2,510,923,746)	105.4%		3,370,620,226
Liabilities, Less Cash and Receivables	(5.4%)		(172,939,417)
Net Assets	100.0%		3,197,680,809

a Security, or portion thereof, on loan. At October 31, 2016, the value of the fund’s securities on loan was $428,295,819 and the value of the collateral held by the fund was $439,191,555, consisting of cash collateral of $174,867,178 and U.S. Government & Agency securities valued at $264,324,377.

b Non-income producing security.

c Investment in real estate investment trust.

d Investment in affiliated money market mutual fund.

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Real Estate	11.7
Capital Goods	10.7
Software & Services	9.2
Materials	7.1
Banks	6.6
Short-Term/Money Market Investments	6.5
Technology Hardware & Equipment	6.2
Health Care Equipment & Services	5.8
Utilities	5.7
Insurance	5.0
Diversified Financials	3.6
Energy	3.5
Consumer Services	3.2
Consumer Durables & Apparel	3.1
Food, Beverage & Tobacco	3.0
Retailing	3.0
Semiconductors & Semiconductor Equipment	2.6
Commercial & Professional Services	1.8
Pharmaceuticals, Biotechnology & Life Sciences	1.8
Transportation	1.7
Media	1.4
Automobiles & Components	.7
Household & Personal Products	.7
Food & Staples Retailing	.6
Telecommunication Services	.2
105.4

† Based on net assets.

See notes to financial statements.

STATEMENT OF FINANCIAL FUTURES

October 31, 2016

	Contracts	Market Value Covered by Contracts ($)	Expiration	Unrealized (Depreciation) ($)

Financial Futures Long
E-mini Standard & Poor's Midcap	244	36,765,920	December 2016	(836,005)
Gross Unrealized Depreciation				(836,005)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2016

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $428,295,819)—Note 1(b):
Unaffiliated issuers	2,304,378,401	3,164,074,881
Affiliated issuers	206,545,345	206,545,345
Cash		2,927,918
Dividends and securities lending income receivable		1,834,604
Receivable for shares of Common Stock subscribed		846,196
Receivable for futures variation margin—Note 4		265,569
Other assets		43,436
		3,376,537,949
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		1,348,933
Liability for securities on loan—Note 1(b)		174,867,178
Payable for shares of Common Stock redeemed		2,635,029
Accrued expenses		6,000
		178,857,140
Net Assets ($)		3,197,680,809
Composition of Net Assets ($):
Paid-in capital		2,033,643,710
Accumulated undistributed investment income—net		27,535,850
Accumulated net realized gain (loss) on investments		277,640,774
Accumulated net unrealized appreciation (depreciation) on investments [including ($836,005) net unrealized (depreciation) on financial futures]		858,860,475
Net Assets ($)		3,197,680,809

Net Asset Value Per Share	Investor Shares	Class I
Net Assets ($)	3,191,813,429	5,867,380
Shares Outstanding	90,756,464	166,800
Net Asset Value Per Share ($)	35.17	35.18

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended October 31, 2016

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	52,699,525
Affiliated issuers	116,259
Income from securities lending—Note 1(b)	1,261,372
Interest	5,251
Total Income	54,082,407
Expenses:
Management fee—Note 3(a)	7,796,143
Shareholder servicing costs—Note 3(b)	7,794,892
Directors’ fees—Note 3(a,c)	237,956
Loan commitment fees—Note 2	49,908
Interest expense—Note 2	6,407
Total Expenses	15,885,306
Less—Directors’ fees reimbursed by Dreyfus—Note 3(a)	(237,956)
Net Expenses	15,647,350
Investment Income—Net	38,435,057
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	300,877,900
Net realized gain (loss) on financial futures	5,907,291
Net Realized Gain (Loss)	306,785,191
Net unrealized appreciation (depreciation) on investments	(169,284,906)
Net unrealized appreciation (depreciation) on financial futures	(2,040,353)
Net Unrealized Appreciation (Depreciation)	(171,325,259)
Net Realized and Unrealized Gain (Loss) on Investments	135,459,932
Net Increase in Net Assets Resulting from Operations	173,894,989

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2016[a]	2015
Operations ($):
Investment income—net	38,435,057	35,425,173
Net realized gain (loss) on investments	306,785,191	331,676,274
Net unrealized appreciation (depreciation) on investments	(171,325,259)	(254,862,217)
Net Increase (Decrease) in Net Assets Resulting from Operations	173,894,989	112,239,230
Dividends to Shareholders from ($):
Investment income—net:
Investor Shares	(36,004,235)	(34,999,103)
Net realized gain on investments:
Investor Shares	(329,464,990)	(194,304,335)
Total Dividends	(365,469,225)	(229,303,438)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor Shares	784,480,251	830,100,003
Class I	6,001,720	-
Dividends reinvested:
Investor Shares	317,581,364	203,641,906
Cost of shares redeemed:
Investor Shares	(1,022,196,189)	(1,185,679,890)
Class I	(27,973)	-
Increase (Decrease) in Net Assets from Capital Stock Transactions	85,839,173	(151,937,981)
Total Increase (Decrease) in Net Assets	(105,735,063)	(269,002,189)
Net Assets ($):
Beginning of Period	3,303,415,872	3,572,418,061
End of Period	3,197,680,809	3,303,415,872
Undistributed investment income—net	27,535,850	25,105,028
Capital Share Transactions (Shares):
Investor Shares
Shares sold	23,191,078	21,585,359
Shares issued for dividends reinvested	9,652,279	5,334,154
Shares redeemed	(29,721,816)	(30,572,506)
Net Increase (Decrease) in Shares Outstanding	3,121,541	(3,652,993)
Class I
Shares sold	167,576	-
Shares redeemed	(776)	-
Net Increase (Decrease) in Shares Outstanding	166,800	-

[a]	On August 31, 2016, the fund redesignated existing shares as Investor shares and commenced offering Class I shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Investor Shares	2016[a]	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	37.70	39.13	36.81	29.10	27.46
Investment Operations:
Investment income—net[b]	.42	.39	.37	.35	.26
Net realized and unrealized gain (loss) on investments	1.45	.81	3.64	8.80	2.72
Total from Investment Operations	1.87	1.20	4.01	9.15	2.98
Distributions:
Dividends from investment income—net	(.43)	(.40)	(.32)	(.34)	(.20)
Dividends from net realized gain on investments	(3.97)	(2.23)	(1.37)	(1.10)	(1.14)
Total Distributions	(4.40)	(2.63)	(1.69)	(1.44)	(1.34)
Net asset value, end of period	35.17	37.70	39.13	36.81	29.10
Total Return (%)	5.79	2.98	11.21	32.84	11.51
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.51	.51	.51	.51	.51
Ratio of net expenses to average net assets	.50	.50	.50	.50	.50
Ratio of net investment income to average net assets	1.23	1.00	.98	1.07	.92
Portfolio Turnover Rate	21.68	19.45	16.22	10.41	12.76
Net Assets, end of period ($ x 1,000)	3,191,813	3,303,416	3,572,418	3,406,208	2,494,980

a On August 31, 2016, the fund redesignated existing shares as Investor shares.

b Based on average shares outstanding.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Class I Shares	Period Ended October 31 2016[a]
Per Share Data ($):
Net asset value, beginning of period	36.39
Investment Operations:
Investment income—net[b]	.02
Net realized and unrealized gain (loss) on investments	(1.23)
Total from Investment Operations	(1.21)
Net asset value, end of period	35.18
Total Return (%)[c]	(3.33)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	.26
Ratio of net expenses to average net assets[d]	.25
Ratio of net investment income to average net assets[d]	.70
Portfolio Turnover Rate	21.68
Net Assets, end of period ($ x 1,000)	5,867

a From August 31, 2016 (commencement of initial offering) to October 31, 2016.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Midcap Index Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund’s investment objective is to seek to match the performance of the Standard & Poor’s MidCap 400® Index. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

On August 31, 2016, the fund implemented a multiple class structure in which the fund commenced offering Class I shares. The existing fund shares were redesignated as Investor shares, authorized shares increased from 200 million to 300 million and 100 million Class I shares were authorized.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue 300 million shares of $.001 par value Common Stock. The fund currently offers two classes of shares: Investor shares (200 million shares authorized) and Class I (100 million shares authorized). Investor shares are sold primarily to retail investors through financial intermediaries and bear Shareholder Services Plan fees. Class I shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The

NOTES TO FINANCIAL STATEMENTS (continued)

fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the fund’s Board of Directors (the “Board”). These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Financial futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2016 in valuing the fund’s investments:

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—Domestic Common Stocks†	3,154,735,734	–	–	3,154,735,734
Equity Securities—Foreign Common Stocks†	7,659,503	–	–	7,659,503
Mutual Funds	206,545,345	–	–	206,545,345
U.S. Treasury	–	1,679,644	–	1,679,644
Liabilities ($)
Other Financial Instruments:
Financial Futures††	(836,005)	–	–	(836,005)

† See Statement of Investments for additional detailed categorizations.

†† Amount shown represents unrealized (depreciation) at period end.

At October 31, 2016, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2016, The Bank of New York Mellon earned $300,612 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended October 31, 2016 were as follows:

Affiliated Investment Company	Value 10/31/2015 ($)	Purchases ($)	Sales ($)	Value 10/31/2016 ($)	Net Assets (%)
Dreyfus Institutional Cash Advantage Fund, Institutional Shares†	95,707,092	864,271,093	959,978,185	—	—
Dreyfus Institutional Preferred Government Plus Money Market Fund††	38,685,785	536,316,779	543,324,397	31,678,167	1.0
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares†	—	235,069,098	60,201,920	174,867,178	5.5
Total	134,392,877	1,635,656,970	1,563,504,502	206,545,345	6.5

† During the period ended October 31, 2016, Dreyfus Institutional Cash Advantage Fund was acquired by Dreyfus Institutional Preferred Money Market Fund.

†† Formerly Dreyfus Institutional Preferred Plus Money Market Fund.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable

NOTES TO FINANCIAL STATEMENTS (continued)

provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2016, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2016, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $27,535,850, undistributed capital gains $308,006,123 and unrealized appreciation $828,495,126.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2016 and October 31, 2015 were as follows: ordinary income $36,004,235 and $41,972,772, and long-term capital gains $329,464,990 and $187,330,666, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million and prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2016 was approximately $475,700 with a related weighted average annualized interest rate of 1.35%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with Dreyfus, the management fee is computed at the annual rate of .25% of the value of the fund’s average daily net assets and is payable monthly. Under the terms of the Agreement, Dreyfus has agreed to pay all of the fund’s direct expenses, except management fees, Shareholder Services Plan fees, brokerage fees and commissions, taxes, interest expense, commitment fees on borrowings, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. Dreyfus has also agreed to reduce its management fee in an amount equal to the fund’s allocable portion of the accrued fees and expenses of the non-interested Directors (including counsel fees). During the period ended October 31, 2016, fees reimbursed by Dreyfus amounted to $237,956.

(b) Under the Shareholder Services Plan, Investor shares pay the Distributor at an annual rate of .25% of the value of its average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2016, the fund was charged $7,794,892 pursuant to the Shareholder Services Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $684,165 and Shareholder Services Plan fees $683,047, which are offset against an expense reimbursement currently in effect in the amount of $18,279.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended October 31, 2016, amounted to $671,927,161 and $889,852,042, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended October 31, 2016 is discussed below.

NOTES TO FINANCIAL STATEMENTS (continued)

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in financial futures in order to manage its exposure to or protect against changes in the market. A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange guarantees the financial futures against default. Financial futures open at October 31, 2016 are set forth in the Statement of Financial Futures.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2016:

Average Market Value ($)
Equity financial futures	49,417,163

At October 31, 2016, the cost of investments for federal income tax purposes was $2,542,125,100; accordingly, accumulated net unrealized appreciation on investments was $828,495,126, consisting of $1,046,214,397 gross unrealized appreciation and $217,719,271 gross unrealized depreciation.

NOTE 5—Pending Legal Matters:

The fund and dozens of other entities and individuals have been named as defendants in an adversary proceeding pending in the United States Bankruptcy Court for the Southern District of New York (Weisfelner, as Trustee of the LB Creditor Trust v. Fund 1, et al., Adv. Pro. No. 10-04609 the “Creditor Trust Action”). In addition, a separate adversary proceeding has been brought in the same Bankruptcy Court against a putative defendant class ( Weisfeiner, as Trustee of the LB Litigation Trust v. Hofman, at al., Adv. Pro No. 10-05525, the “Litigation Trust Action” and collectively with the Creditor Trust Action, the “Actions”). In both Actions, plaintiffs allege that payments made to shareholders of Lyondell Chemical Company (“Lyondell”) in connection with the acquisition of Lyondell by Basell AF

S.C.A. in a cash-out merger on December 20, 2007 constitute “fraudulent transfers” under applicable state law, and seek to recover from the former Lyondell shareholders the merger consideration received for their shares. The Creditor Trust Action asserts claims for both intentional and constructive fraudulent transfer, while the Litigation Trust Action asserts a single claim for intentional fraudulent transfer.

On November 18, 2015, the Bankruptcy Court granted defendants’ motion to dismiss the intentional fraudulent transfer claim in both Actions, and on July 20, 2016, the Court granted defendants motion to dismiss the constructive fraudulent transfer claim. In 2016, the United States District Court for the Southern District of New York reversed the Bankruptcy Court’s order dismissing the intentional fraudulent transfer claim in the Litigation Trust Action.

At this stage in the proceedings, it is not possible to assess with any reasonable certainty the probable outcome of the pending litigation. Consequently, at this time, management is unable to estimate the possible loss, if any, that may result.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Midcap Index Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Midcap Index Fund, Inc., including the statements of investments and financial futures, as of October 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Midcap Index Fund, Inc. at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 29, 2016

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended October 31, 2016. as qualifying for the corporate dividends received deduction. For the fiscal year ended October 31, 2016, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $36,004,235 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2017 of the percentage applicable to the preparation of their 2016 income tax returns. Also, the fund hereby designates $3.9195 per share as a long-term capital gain distribution paid on December 29, 2015 and the fund also reports $.0484 per share as a long-term capital gain distribution paid on March 22, 2016.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (73)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 135

———————

Peggy C. Davis (73)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 49

———————

David P. Feldman (76)

Board Member (1989)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 35

———————

Ehud Houminer (76)

Board Member (1996)

Principal Occupation During Past 5 Years:

• Executive-in-Residence at the Columbia Business School, Columbia

University (1992-present)

Other Public Company Board Memberships During Past 5 Years:

• Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 59

———————

Lynn Martin (76)

Board Member (2012)

Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

Other Public Company Board Memberships During Past 5 Years:

• AT&T, Inc., a telecommunications company, Director (1999-2012)

• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 35

———————

Robin A. Melvin (53)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; served as a board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 107

———————

Dr. Martin Peretz (77)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Director of TheStreet.com, a financial information service on the web (1996-2010)

• Lecturer at Harvard University (1969-2012)

No. of Portfolios for which Board Member Serves: 35

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Dr. Paul A Marks, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 64 investment companies (comprised of 135 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 41 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market, Municipal Bond and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (65 investment companies, comprised of 160 portfolios). He is 59 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 60 investment companies (comprised of 155 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Distributor since 1997.

For More Information

Dreyfus Midcap Index Fund, Inc.

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Investor: PESPX Class I: DMIDX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 0113AR1016

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $33,031 in 2015 and $33,856 in 2016.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,273 in 2015 and $6,430 in 2016.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2015 and $0 in 2016.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,369 in 2015 and $3,876 in 2016. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2015 and $0 in 2016.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $1,134 in 2015 and $1,174 in 2016.  These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2015 and $0 in 2016.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $19,591,507 in 2015 and $20,423,084 in 2016.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Midcap Index Fund, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    December 21, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    December 21, 2016

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    December 21, 2016

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)